SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                             (AMENDMENT NO. __)

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-b(e)(2))
[x]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-
      12

                          THOMASVILLE BANCSHARES, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                  NOT APPLICABLE
         -------------------------------------------------------------------
         (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

                           THOMASVILLE BANCSHARES, INC.
                              301 NORTH BROAD STREET
                            THOMASVILLE, GEORGIA  31792

                      NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                TO BE HELD MAY 16, 2006


      The Annual Meeting of Shareholders of Thomasville Bancshares, Inc. (the "Company") will be held on Tuesday, May 16, 2006 at 5:30 p.m., at the principal offices of the Company, 301 North Broad Street, Thomasville, Georgia, for the following purposes:

       (1) A. to elect four Class II directors, each to serve for a term of three years and until his successor is elected and qualified;

             B. to elect one Class I director to serve until the expiration of the Class I directors' term at the Company's 2008 Annual Meeting or until his successor is elected and qualified

       (2)   to adopt the 2006 Stock Incentive Plan;

       (3) to ratify the appointment of Francis & Co., CPAs as independent auditors for the Company for 2006; and

       (4) to transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

      Only shareholders of record at the close of business on March 21, 2006 will be entitled to notice of and to vote at the Annual Meeting or any adjournments or postponements thereof.

      A proxy statement and a proxy solicited by the Board of Directors are enclosed herewith. Please sign, date and return the proxy promptly. If you attend the Annual Meeting, you may, if you wish, withdraw your proxy and vote in person.

                                    By Order of the Board of Directors,

                                    /s/ Stephen H. Cheney

                                    Stephen H. Cheney
                                    Chairman and Chief Executive Officer

Thomasville, Georgia
April 18, 2006





     PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY PROMPTLY SO THAT YOUR VOTE
          MAY BE RECORDED AT THE MEETING IF YOU DO NOT ATTEND PERSONALLY.

                          THOMASVILLE BANCSHARES, INC.
                            301 NORTH BROAD STREET
                          THOMASVILLE, GEORGIA  31792


                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 16, 2006

                           __________________________

                                PROXY STATEMENT
                           __________________________


      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Thomasville Bancshares, Inc. (the "Company") for use in voting at the Annual Meeting of Shareholders to be held at 5:30 p.m. on Tuesday, May 16, 2006, at the Company's principal offices, 301 North Broad Street, Thomasville, Georgia and at any adjournments or postponements of the Annual Meeting, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. This proxy statement and the accompanying proxy are first being mailed to shareholders on or about April 18, 2006.

                                     VOTING

VOTING AND THE REVOCABILITY OF PROXIES

      When proxy cards are properly executed, dated and returned, the shares they represent will be voted at the Annual Meeting in accordance with the instructions of the shareholders. If no specific instructions are given the shares will be voted FOR the election of the nominees for directors set forth herein, FOR adoption of the 2006 Stock Incentive Plan and FOR the ratification of Francis & Co. as independent auditors. In addition, if other matters come before the Annual Meeting, the persons named in the proxy card will vote in accordance with their best judgment with respect to such matters. Any proxy given pursuant to this solicitation may be revoked by any shareholder who attends the Annual Meeting and gives oral notice of his election to vote in person, without compliance with any other formalities. In addition, any proxy given pursuant to this solicitation may be revoked prior to the Annual Meeting by delivering to the Secretary of the Company an instrument revoking it or a duly executed proxy for the same shares bearing a later date.

QUORUM; REQUIRED VOTE; ABSTENTIONS AND BROKER NON-VOTES

      The presence at the Annual Meeting of the holders of a majority of the outstanding shares of the Company's common stock as of the record date is necessary to constitute a quorum. Shareholders will be counted as present at the Annual Meeting if they are present in person at the Annual Meeting or if they have properly submitted a proxy card. The affirmative vote of a plurality of all votes cast at the Annual Meeting is required for the election of directors. The affirmative vote of a majority of all votes cast at the Annual Meeting is required to adopt the 2006 Stock Incentive Plan, for the ratification of Francis & Co. as independent auditors and to approve any other business that may properly come before the Annual Meeting. Abstentions and broker non-votes will not be counted as votes either in favor of or against the matter with respect to which the abstention or broker non-vote relates.

RECORD DATE AND SHARE OWNERSHIP

      The record of shareholders entitled to vote at the Annual Meeting was taken on March 21, 2006. On that date, the Company had outstanding and entitled to vote 2,940,682 shares of common stock, with each share of common stock entitled to one vote.

EXPENSES OF SOLICITATION

      The expense of this solicitation, including the cost of preparing and mailing this proxy statement, will be paid by the Company. In addition to solicitations by mail, officers and regular employees of the Company, at no additional compensation, may assist in soliciting proxies by telephone.


                         PROPOSALS TO BE VOTED ON

PROPOSAL NO. 1: ELECTION OF DIRECTORS

      The Board of Directors of the Company, pursuant to the Company's Bylaws, has set the number of directors to serve for the next year at twelve, five of whom are to be elected at the Annual Meeting. The Company's Articles of Incorporation provide for a classified Board of Directors, whereby approximately one-third of the Company's Board of Directors are elected each year at the Company's annual meeting of shareholders, to serve a three-year term. Each of the Company's four Class II directors is presently standing for re-election to the Board of Directors. If elected, each nominee will serve for a term of three years and until his successor is elected and qualified. Joel W. Barrett has been nominated for election as a Class I director to fill the vacancy created by the retirement of David O. Lewis. If elected, Mr. Barrett will serve until the expiration of the Class I directors' term at the Company's 2008 Annual Meeting or until his successor is elected and qualified.

      In the event that any nominee withdraws or for any reason is not able to serve as a director, the proxy will be voted for such other person as may be designated by the Board of Directors, but in no event will the proxy be voted for more than four nominees. The Board of Directors recommends the election of the five nominees listed below. Management of the Company has no reason to believe that any nominee will not serve if not elected.

      The following persons have been nominated for re-election to the Board of Directors as Class II directors:

      CHARLES E. HANCOCK, M.D., age 46, has been a director of the Company since March 1995. Dr. Hancock is an Orthopedic Surgeon in private practice in at the Thomasville Orthopedic Center, where he has practiced since 1991. Dr. Hancock is also affiliated with the Archbold Medical Center. He is also Chairman of Affiliated Physicians, LLC a physicians practice management company based in Thomasville.

      CHARLES H. HODGES, III, age 41, has served as Executive Vice President of the Company since its inception in January 1995. Mr. Hodges joined C&S National Bank (now Bank of America) in Atlanta, Georgia in March 1986, and was promoted to Credit Manager in the Factoring Division where he served until July 1987. From July 1987 to January 1995, he served as Vice President of the Thomasville Division of Trust Company Bank of South Georgia, N.A. In addition, Mr. Hodges serves as board member of several key organizations, including the Thomasville Downtown Development Authority. Mr. Hodges is also the past Chairman of the Thomasville/Thomas County Chamber of Commerce and past President of the Thomasville Music & Drama Troupe.

      HAROLD L. JACKSON, age 58, has been a director of the Company since March 1995. Mr. Jackson is the President and General Manager of Petroleum Products, Inc., a distributor of fuel and oil products to retail, industrial and agricultural customers throughout South Georgia. Mr. Jackson is also Chief Executive Officer of Jack Rabbit Foods, Inc. He currently serves as Chairman of the Board of Directors of the South Georgia Fellowship of Christian Athletes, and is director of the Georgia Oilman's Association. From 1992 to January 1995, Mr. Jackson served as a member of the Advisory Board of Directors of Trust Company Bank of South Georgia, N.A. He is also a member and Past president of the Thomasville Shriners Club, a member of the Masonic Lodge and a member of the Hasan Temple.

      DIANE W. PARKER, age 65, joined the Board of Directors of Thomasville National Bank in September 1997 and was elected to the Company's Board of Directors in May 1999. Ms. Parker is the President of The Gift Shop, Ltd. She is also Vice President of Williams & Parker, LLC and The Williams Family Foundation of Georgia. She is a past Vice Chairman of the Thomasville Antiques Show.

      The following person has been nominated for election to the Board of Directors as a Class I director:

      JOEL W. BARRETT, age 37, is the President and Chief Executive Officer of the Company's wholly owned subsidiary TNB Financial Services, Inc., a Registered Investment Advisor. He currently serves on the boards of the Marguerite N. Williams Boys and Girls Club, and the Thomasville/Thomas County Chamber of Commerce.

      THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT THE COMPANY'S SHAREHOLDERS VOTE "FOR" THE ELECTION OF THE NOMINEES LISTED ABOVE.

      Each of the following persons is a member of the Board of Directors who is not standing for election to the Board this year and whose term will continue after the Annual Meeting:

Class I Directors, serving for a term expiring at the 2008 Annual Meeting of
Shareholders:

      CHARLES A. BALFOUR, age 42, has been a director of the Company since March 1995. Mr. Balfour is President of Balfour Timber Company, Inc., where he has served as President since 1994. He currently serves on the board of the Georgia Forestry Association.

      STEPHEN H. CHENEY, age 48, has been President and Chief Executive Officer, and a director of the Company since March 1995. In addition to his profession, Mr. Cheney is currently President of Thomasville Team 2000. He is also past President of the Thomasville YMCA, past member of the Thomasville Payroll Development Authority, past Chairman of the Thomasville/Thomas County Chamber of Commerce and former Vice Chairman of the Thomasville Housing Authority.

      RICHARD L. SINGLETARY, JR., age 46, has been a director of the Company since March 1995. Mr. Singletary is the President of several real estate development companies with interests in single-family homes and apartment communities. He has been developing real estate since 1991, and his previous work experience includes four years of banking with the First National Bank of Atlanta. Mr. Singletary has served on the Thomasville City Council for fifteen years and recently retired as Mayor of the City of Thomasville. He also serves on the following boards of directors: State of Georgia Board of Economic Development, Thomasville Y.M.C.A., John D. Archbold Memorial Hospital, and the Thomas County Recreation Board.

Class III Directors, serving for a term expiring at the 2007 Annual Meeting of
Shareholders:

      DAVID A. CONE, AGE 41, joined the Board of Directors of Thomasville National Bank in May 1996 and was elected to the Company's Board of Directors in May 1999. Mr. Cone has served as President of Cone Machinery for ten years, previously serving as Vice President and Sales Manager. He is also President of PDK Investments, Inc., a family owned Investment Company. He joined the Board of Directors of Thomasville National Bank in May 1996 and was elected to the Company's Board of Directors in May 1999. He is currently a member of the Thomasville Y.M.C.A. Board of Directors. He is past President of the Thomasville Y.M.C.A.

      RANDALL L. MOORE, age 46, joined the Board of Directors of Thomasville National Bank in May 1996 and was elected to the Company's Board of Directors in May 1999. Mr. Moore is President and Co-owner of Moore & Porter Produce of Thomasville, Inc., a wholesaler of vegetables. He is also Co-owner of S.M.P. Marketing Co. of Benton Harbor, Michigan, and Big Buck Bean Co. of Americus, Georgia. He currently serves on the Board of Directors of Glen Arven Country Club.

      J. MARK PARKER, age 44, is Chief Investment Officer of TNB Financial Services, Inc. (formerly Joseph Parker & Company, Inc.), a wholly owned subsidiary of the Company. Prior to July 1, 2002, when Joseph Parker & Company, Inc. was acquired by the Company, Mr. Parker served as President and Chief Executive Officer of Joseph Parker & Company, Inc. Mr. Parker currently serves on the board of directors of the Thomasville Y.M.C.A., Thomasville Landmarks, Inc. and the Thomasville Genealogical, History and Fine Arts Library, Inc.

      COCHRAN A. SCOTT, JR., age 50, has served as a director of the Company since 1995. Mr. Scott has served as President of Scott Hotels, Inc., a hotel management and development company, since 1996. Mr. Scott is a former member of the Advisory Board of Directors of Trust Company Bank of South Georgia.

PROPOSAL NO. 2: APPROVAL OF THE COMPANY'S 2006 STOCK INCENTIVE PLAN

      The Board of Directors is asking shareholders to approve the Company's 2006 Stock Incentive Plan (the "Plan") which was approved by the Board of Directors on April 12, 2006. The Plan is designed to encourage non-employee directors and employees to increase their efforts to make the Company more successful, and to provide an additional inducement for such individuals to remain with the Company, to reward such individuals by providing an opportunity to acquire incentive awards on favorable terms and to provide a means through which we may attract able persons to accept employment with us or to perform services for us.

      The Board of Directors firmly believes that the Plan is a necessary and powerful employee incentive and retention tool that will benefits all of the Company's shareholders. Additionally, without stock options or another form of equity compensation, the Board of Directors would be forced to consider cash alternatives to provide a market-competitive total compensation package. These cash replacement alternatives would, among other things, reduce the cash available for investment in innovation and technology.

      The following summary of certain major features of the Plan is subject to the specific provisions contained in the full text of the Plan, as set forth in Appendix A and herein incorporated by reference.

      SHARES SUBJECT TO THE PLAN

      The maximum number of shares of common stock available for issuance under the Plan shall be 120,000 shares of stock.

      ADMINISTRATION OF THE PLAN

      The Plan will be administered by the compensation committee of the Company's Board of Directors (the "Committee") or if there is no such committee, the Plan will be administered by the Company's board of directors. Subject to the provisions of the Plan, the Committee has the authority to determine the individuals to whom awards shall be granted and to determine exercise prices, vesting requirements, the term of and the number of shares covered by each award, and the form of the award to be granted.

      PERSONS ELIGIBLE TO PARTICIPATE IN THE PLAN

      Awards may be granted to our non-employee directors and employees who share the responsibility for the management, growth, or protection of our business or who, in the opinion of the Committee, provide services yielding significant benefits to us. Only our employees, however, will be eligible to receive incentive stock options under the Plan.

      INCENTIVE AWARDS

      ALL AWARDS. The Plan will authorize the Committee to award eligible non-employee directors and employees non-qualified stock options and to award eligible employees incentive stock options (collectively referred to as "awards"). Each award granted under the Plan will be represented by an agreement in a form approved by the Committee. The award agreement shall be subject to and shall incorporate the terms and conditions required under the Plan or as required by the Committee for the form of the award granted and such other terms and conditions as the Committee may specify.

      STOCK OPTIONS. The Plan will authorize the Committee to grant eligible non-employee directors and employees non-qualified stock options to purchase shares of common stock and to grant eligible employees incentive stock options to purchase shares of common stock. The exercise price of stock options granted under the Plan will be determined by the Committee, but in the case of incentive stock options, the exercise price shall not be less than 100% of the fair market value (as defined in the Plan) per share of one share of our common stock on the date of the grant of the option (or in the case of certain incentive stock options as described below, 110% of fair market value).

      Stock options may be exercised in whole or in part by the participant in the Plan, but in no event later than ten years from the date of the grant, in the case of an incentive stock option, or ten years and six months from the date of grant, in the case of a non-qualified stock option. Any incentive stock option granted under the Plan to a participant who owns directly or indirectly (under applicable ownership attribution rules) more than 10% of the total combined voting power of all classes of our stock or the stock of any of our subsidiaries may not be purchased at a price less than 110% of the market price on the day the option is granted, and no such option may be exercised more than five years from the date of grant. Upon payment, we will deliver stock certificates for such shares to the participant. The full Exercise Price for shares of Stock purchased upon the exercise of any Option shall be paid at the time of such exercise (except that, in the case of an exercise arrangement approved by the Committee and described in the applicable Award Agreement, payment may be made as soon as practicable after the exercise). The payment of the Exercise Price shall be made in cash or in any other form or manner authorized by the Committee from time to time and to the extent allowed under applicable law.

      For incentive stock options granted under the Plan, the aggregate fair market value (determined at the time the option was granted) of the shares with respect to which incentive stock options are exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. Any excess over such amount shall be deemed to be related to and part of a nonqualified stock option.

      Stock options granted under the Plan will be exercisable during the lifetime of the participant only by the participant. All stock options granted under the Plan will be non-transferable except by will or under the laws of descent and distribution.

      AMENDMENT AND TERMINATION OF THE PLAN

      The Board may alter, amend, suspend or terminate the Plan in whole or in part; provided, however, that no amendment which requires shareholder approval in order for the Plan to comply with applicable law shall be effective unless such amendment shall be approved by the requisite vote of shareholders of the Company entitled to vote thereon. In addition, the Committee shall have the authority to cancel outstanding awards and issue substitute awards in replacement thereof. Notwithstanding the above, except as provided in Section
4.10 of the Plan, no termination, amendment, or modification of the Plan shall adversely affect in any material way any award previously granted under the Plan, without the written consent of the participant holding such award or otherwise be contrary to the Company's or any of its affiliates' obligations under any employment or severance benefits agreement with the applicable Participant.

      REQUIREMENTS TO APPROVE INCENTIVE PLAN

      Approval of the Plan will require the affirmative vote of a majority of the votes cast at the Annual Meeting. Unless a vote against is indicated on a proxy, the proxy will be voted "FOR" approval of the Plan. The Board of Directors recommends that shareholders vote "FOR" approval of the Plan.

PROPOSAL NO. 3 RATIFICATION OF INDEPENDENT AUDITORS

      The Audit Committee has approved the selection of Francis & Co., CPAs as independent auditors of the Company for the year ending December 31, 2006, subject to ratification of this appointment by the shareholders of the Company. Francis & Co. is considered by management of the Company to be well qualified. The Company has been advised by Francis & Co. that neither it nor any of its members has any financial interest, direct or indirect, in either the Company or any of the Company's subsidiaries in any capacity.

      Representatives of Francis & Co. are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and to respond to appropriate questions.

      AUDIT FEES. The aggregate fees billed for professional services rendered by Francis & Co. for the audit of the Company's annual financial statements and review of the financial statements included in the Company's quarterly reports on Form 10-QSB were $82,300 for 2005 and $69,200 for 2004.

      AUDIT-RELATED FEES. The aggregate fees billed by Francis & Co. for audit-related services were $10,100 for 2005 and $5,950 for 2004. These fees related to additional audit services in connection with securities and banking regulatory filings.

      TAX FEES. The aggregate fees billed for professional services rendered by Francis & Co. for tax compliance, tax advice and tax planning were $5,400 for 2005 and $4,100 for 2004. These fees related to the preparation of federal, state and local tax returns.

      ALL OTHER FEES. The aggregate fees billed by Francis & Co., other than for services reported above, were $3,800 in 2005 and $6,800 in 2004. These fees related to services provided in connection with securities and banking regulatory filings.

      All services described above were pre-approved by the Audit Committee.

          THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT THE COMPANY'S SHAREHOLDERS VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF
             FRANCIS & CO. AS THE COMPANY'S INDEPENDENT AUDITORS.

                     CORPORATE GOVERNANCE AND BOARD MATTERS

MEETINGS OF THE BOARD OF DIRECTORS

      The Company's Board of Directors presently consists of 11 members. The Board of Directors held twelve (12) meetings during 2005. Each director attended at least 75% of the aggregate number of meetings held by the Board of Directors and the Committees of the Board of Directors on which he or she served, with the exception of Diane W. Parker, who attended an aggregate of 50%. It is the policy of the Company that the Company's directors attend the annual meetings of shareholders, and 10 directors attended the 2005 annual meeting of shareholders.

BOARD INDEPENDENCE

      The Board has determined that each of its members other than Mr. Cheney, the Company's President and Chief Executive Officer, and Mr. Hodges, the Company's Executive Vice President, has no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company) and is independent within the meaning of the National Association of Securities Dealers' listing standards, as currently in effect.

COMMITTEES OF THE BOARD OF DIRECTORS

      The Board of Directors of the Company has a standing Audit Committee. The Board of Directors of the Company does not have a Compensation Committee, as each of the officers of the Company is compensated solely by the Company's wholly owned subsidiary, Thomasville National Bank (the "Bank"). The Board of Directors of the Bank does has a Compensation Committee, which is described below.

      The Audit Committee, which met four (4) times during 2005, reviews the affairs of the Company with the Company's independent auditors, including a review of the accounts of the Company and the overall financial condition of the Company. The committee also examines the Company's internal controls to determine whether adequate safeguards are in place, and determines whether officers and employees of the Company have provided adequate cooperation and assistance to the Company's independent auditors. The Audit Committee reviews and pre-approves all audit and non-audit services performed by the Company's auditing accountants, or other accounting firms, other than as may be allowed by applicable law. The Audit Committee's members are Messrs. Balfour, Hancock, Scott and Singletary. The Audit Committee does not have an "audit committee financial expert," as defined by SEC rules. The Board believes that the current members of the Audit Committee, as a whole based on their experiences and backgrounds, are qualified to effectively carry out the duties and responsibilities of the Audit Committee. Each Audit Committee member has significant experience in accounting and audit functions, internal controls and budget preparation and has an understanding of generally accepted accounting principles and financial statements. The Board of Directors has not adopted an Audit Committee Charter.

      The Compensation Committee of the Bank, which met one time during 2005, is responsible for reviewing and making recommendations to the Board of Directors of the Bank with respect to compensation of officers of the Company and the Bank. The Compensation Committee's members are Messrs. Cheney, Cone, Hancock, Hodges, and Singletary.

NOMINATION OF DIRECTORS

      The Company does not have a Nominating Committee or a charter governing the nominating process. Director selection and review is conducted by the entire Board of Directors. The Company believes that this is adequate for a small community financial institution. Each member of the Board of Directors has a long-standing relationship with the Company as a director, and the Company believes that these directors acting as a group are capable of evaluating the performance of the current Board, the qualifications of proposed director nominees and of determining the need for additional directors. A description of the nominating process, including director nominees recommended by shareholders, is below.

      It is the policy of the Board of Directors to seek and retain highly qualified directors who have sufficient time to attend to their substantial duties and responsibilities to the Company. The Board seeks a diverse group of candidates who posses the background, skills and expertise to make significant contributions to the Board, the Company and its shareholders. Desired qualities to be considered include:


Experience  (in one or more of the following):
----------

      * High-level leadership experience in business or administrative activities;
      * Breadth of knowledge about issues affecting the Company and its subsidiaries;
      * The ability and willingness to contribute special competencies to Board activities; and
      *   The ability to read and understand financial statements.

Personal Attributes
-------------------

      *   Personal integrity;
      *   Loyalty to the Company and concern for its success and welfare;
      *   Willingness to apply sound and independent business judgment;
      * Awareness of a director's vital role in the Company's good corporate citizenship and its corporate image;
      *   Availability for meetings and consultation on Company matters;
      *   Contacts within the community; and
      *   The willingness to assume Board and fiduciary responsibilities.

      Qualified candidates for membership on the Board will be considered without regard to race, color, religion, sex, ancestry, national origin or disability.

      NOMINATIONS BY THE BOARD. In the case of incumbent directors whose terms are set to expire, the remaining directors on the Board will review such directors' overall service to the Company during their term, including the number of meetings attended, their level of participation, quality of their performance and any transactions between such directors and the Company during their term in determining whether or not such incumbent directors should be nominated for re-election to the Board. In the case of new director candidates, the Board will seek candidates meeting the criteria set forth above from the Board's network of contacts. However, if and when deemed appropriate by the Board, a professional search firm may also be utilized to identify qualified candidates.

      NOMINATIONS BY SHAREHOLDERS. The Board will consider director candidates recommended by shareholders, provided the following procedures are followed by shareholders in submitting recommendations:

      * Shareholder nominations must be delivered in writing to the Secretary of the Company;
      * Submissions must include sufficient biographical information regarding the recommended candidate including age, his or her employment history for at least the previous five years (including employer names and a description of their business) and such person's other board memberships, if any; and
      * The submission must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the shareholders.

      Submissions should be delivered to the Secretary of the Company not less than 60 days prior to the first anniversary of the date on which the Company first mailed its proxy materials for the prior year's annual shareholders meeting. Any submissions received after such date will not be considered until the following year's annual shareholder meeting.

      The Board does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether the candidate was recommended by a shareholder or not.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD

      The Board of Directors has implemented a process for shareholders to send communications to the Board. Shareholders who wish to communicate directly with the Board of Directors or any particular director should deliver any such communications in writing to the Secretary of the Company. The Secretary will compile any communications he or she receives from shareholders and deliver them periodically to the Board or the specific directors requested. The Secretary of the Company will not screen or edit such communications, but will deliver them in the form received from the shareholder.

SHAREHOLDER PROPOSALS FOR 2007 ANNUAL MEETING

      The deadline for submission of shareholder proposals for inclusion in the Company's proxy statement for the 2007 Annual Meeting of Shareholders is December 15, 2006. Additionally, the Company must receive notice of any shareholder proposal to be submitted at the 2007 Annual Meeting of Shareholders (but not required to be included in the Company's proxy statement) by March 2, 2007, or such proposal will be considered untimely and the persons named in the proxies solicited by management may exercise discretionary voting authority with respect to such proposal.

COMPENSATION OF DIRECTORS

      The Board of Directors of the Company has adopted a deferred compensation plan (the "2000 Directors' Plan") for the Company's directors providing for grants of restricted stock to directors as compensation for each Board meeting and Committee meeting attended. The 2000 Directors' Plan provides that each director is deemed to have earned shares of restricted stock in the amount of 40 shares of the Company's common stock for each Bank and each Company Committee meeting attended and 60 shares for each Bank and each Company Board of Directors meeting attended. The shares of restricted stock earned pursuant to the terms of the 2000 Directors' Plan do not vest and will not be issued until the earlier to occur of either (i) the retirement, resignation or removal of the director from the Company's Board of Directors or (ii) a change in control of the Company.

CODE OF ETHICS

      The Company has adopted a Code of Ethics applicable to its Chief Executive Officer and its senior financial officers, a copy of which was filed as Exhibit
14.1 to the Company's Form 10-KSB for the year ended December 31, 2003.

NO FAMILY RELATIONSHIPS AMONG DIRECTORS AND OFFICERS

      There are no family relationships between any director or executive officer of the Company or the Bank and any other director or executive officer of the Company or the Bank.

                               EXECUTIVE OFFICERS

      Executive officers of the Company are appointed by the Board of Directors of the Company and hold office at the pleasure of the Board. The executive officers of the Company are as follows:

      Name                            Position with the Company
      ----                            -------------------------
Stephen H. Cheney               President and Chief Executive Officer
Charles H. Hodges, III          Executive Vice President

      Biographical information for Messrs. Cheney and Hodges is in the section titled "Proposals to be Voted On - Proposal No.1: Election of Directors," above.

                              EXECUTIVE COMPENSATION

COMPENSATION OF OFFICERS

      The following table provides certain summary information for the fiscal years ended December 31, 2005, 2004, and 2003 concerning compensation paid or accrued by the Company or the Bank to or on behalf of the executive officers of the Company:

                            SUMMARY COMPENSATION TABLE

                                                            Long-Term
                               Annual Compensation         Compensation
                            -------------------------  -------------------
                                                            Restricted
                                                              Stock
Name and                                                     Awards(1)
Principal                                                -----------------
Position                    Year    Salary     Bonus     Shares      Value
---------                   ----    ------     -----     ------      -----
Stephen H. Cheney           2005   $170,000   $54,000     1,147     $15,198
  President and Chief       2004   $157,500   $47,250     1,500     $17,190
  Executive Officer         2003   $147,500   $44,250     1,280     $19,200

Charles H. Hodges, III      2005   $135,000   $43,500     1,125     $14,906
  Executive Vice President  2004   $128,000   $38,400     1,480     $16,960
                            2003   $120,000   $20,000     1,240     $18,600

_______________

(1) Represents earned but unissued shares of restricted stock (adjusted for the 2-for-1 stock split effected July 2004) granted pursuant to the directors' deferred compensation plan and as part of the bonus plan for executive officers. See " - Compensation of Directors."


EMPLOYMENT AGREEMENTS

      Effective as of January 1, 2005, the Company and the Bank entered into employment agreements with the Company's and the Bank's President and Chief Executive Officer, Stephen H. Cheney, and Executive Vice President, Charles H. Hodges, III. Both employment agreements are for a term of four years. Under the agreements, the Bank will pay Mr. Cheney and Mr. Hodges an annual base salary of $170,000 and $135,000, respectively, and both officers will be eligible for individual bonuses of up to 30% of base salary per year as determined by the Compensation Committee of the Bank. Both officers are eligible for annual increases in base salary at the discretion of the Bank's Board of Directors and based upon the review of the Compensation Committee and the financial performance of the Bank. In addition, each officer is entitled to participate in benefit plans offered generally to other employees or to a class of employees that includes senior executives, and each is entitled to receive the use of an automobile and a family membership in the Glen Arven Country Club located in Thomasville, Georgia.

      The employment agreements are terminable by the majority vote of the Board of Directors of the Company and the Bank upon written notice to the respective officer. The agreements provide that loss of confidence by a Board of Directors in the leadership abilities of an officer is sufficient cause for termination. If either officer is terminated for any reason, the Company and the Bank shall have no further obligation other than for amounts owed to the officer on the date of termination. The employment agreements also contain non-competition and employee non-solicitation provisions that generally apply for a period of five years following the termination of employment. In the event such termination occurs as a result of a change in control (as defined in the employment agreements), the non-competition and non-solicitation provisions shall not apply.

EQUITY COMPENSATION PLAN INFORMATION

      The Company maintains two equity compensation plans: (i) the Company's 2000 Directors' Plan, under which members of the Company's Board of Directors receive shares of common stock as consideration for attending board and committee meetings, and (ii) the Company's bonus plan for executive officers (the "Bonus Plan"), under which the Company's executive officers are eligible to receive bonuses in the form of the right to receive shares of the Company's common stock. For additional information regarding the 2000 Directors' Plan, see "Compensation of Directors," above. The Company has also granted a number of options to executive officers and employees, which are not governed by a plan. The following table sets forth, as of December 31, 2005, the number of shares to be issued upon the exercise of outstanding options (column (a)) and the weighted average exercise price of those options (column (b)), and the number of securities reserved for issuance under the 2000 Directors' Plan (column (c)). There is no set number of shares reserved for issuance under the Bonus Plan. Neither the 2000 Directors' Plan, the Bonus Plan, nor the individual option grants have been approved by the Company's shareholders.

                                                            Number of
                             Number of     Weighted-    securities remaining
                           securities to    average        available for
                           be issued upon   exercise      future issuance
                             exercise of    price of        under equity
                             outstanding   outstanding   compensation plans
                              options,       options,   (excluding securities
                            warrants and    warrants          reflected
                               rights       and rights      in column (a))
Plan category                    (a)           (b)               (c)
-------------                  -------       -------           -------
Equity compensation
 plans approved by
 security holders                    0            0                 0

Equity compensation plans
 not approved by security
 holders                        36,464       $10.12            32,736
                                ------        -----            ------
Total                           36,464       $10.12            32,736
                                ======        =====            ======

                          RELATED PARTY TRANSACTIONS

      The Bank extends loans from time to time to certain of the Company's and the Bank's directors, their associates and members of the immediate families of the directors and executive officers of the Company and the Bank. These loans are made in the ordinary course of business on substantially the same terms, including interest rates, collateral and repayment terms, as those prevailing at the time for comparable transactions with persons not affiliated with the Company or the Bank, and do not involve more than the normal risk of collectibility or present other unfavorable features.


                            AUDIT COMMITTEE REPORT

      The Audit Committee has reviewed and discussed the Company's 2005 audited financial statements with management. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with the independent accountant the independent accountant's independence. Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for 2005 for filing with the SEC.

                                    Respectfully submitted,

                                    The Audit Committee

                                    Charles A. Balfour
                                    Charles E. Hancock, M.D.
                                    Cochran A. Scott, Jr.
                                    Richard L. Singletary, Jr.

                       SECURITY OWNERSHIP OF CERTAIN
                      BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth certain information as of March 21, 2006 with respect to ownership of the outstanding common stock of the Company by (i) each director and executive officer of the Company, (ii) all directors and executive officers of the Company, as a group, and (iii) all persons known to the Company to own beneficially more than 5% of the outstanding shares of the Company's common stock:

                                           Amount and
                                           Nature of          Percent of
                                           Beneficial         Outstanding
Name of Beneficial Owner                  Ownership(1)          Shares(2)
------------------------                   --------             ---------

Charles A. Balfour                          45,720(3)             1.6%
Stephen H. Cheney                          155,486(4)             5.3%
David A. Cone                               12,058(5)              *
Charles E. Hancock, M.D.                    61,276(6)             2.1%
Charles H. Hodges, III                      91,697(7)             3.1%
Harold L. Jackson                           30,167(8)             1.0%
Randall L. Moore                            64,653(9)             2.2%
Diane W. Parker                             46,526(10)            1.6%
J. Mark Parker                              60,073(11)            2.0%
Cochran A. Scott, Jr.                       75,817(12)            2.6%
Richard L. Singletary, Jr.                 151,930(13)            5.1%

  All executive officers and directors     863,235(14)           28.5%
    as a group (11 persons)
______________________________

*     Less than 1%.
(1) Except as otherwise indicated, each person named in this table possesses sole voting and investment power with respect to the shares beneficially owned by such person. "Beneficial ownership" includes shares for which an individual, directly or indirectly, has or shares voting or investment power or both and also includes options which are exercisable within sixty days of the date hereof. Beneficial ownership as reported in the above table has been determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934.
(2)   The percentages are based upon 2,940,682 shares outstanding.
(3) Includes 10,000 shares held by Mr. Balfour as custodian for his children and 3,720 shares earned pursuant to the 2000 Directors' Plan.
(4) Includes 1,444 shares held in Mr. Cheney's wife's individual retirement account, 60,000 shares held in Mr. Cheney's father's individual retirement account for the benefit of Mr. Cheney, 10,247 shares earned pursuant to the 2000 Directors' Plan, and 5,186 shares earned pursuant to the Bonus Plan. Mr. Cheney's address is 301 N. Broad Street, Thomasville, Georgia 31792.
(5)   Includes 4,858 shares earned pursuant to the 2000 Directors' Plan.
(6)   Includes 5,346 shares earned pursuant to the 2000 Directors' Plan.
(7) Includes 1,864 shares held by Mr. Hodges as custodian for his children, 9,465 shares earned pursuant to the 2000 Directors' Plan, and 3,756 shares earned pursuant to the Bonus Plan.
(8)   Includes 4,167 shares earned pursuant to the 2000 Directors' Plan.
(9)   Includes 4,653 shares earned pursuant to the 2000 Directors' Plan.
(10) Shares are held in trust in the name of Central Memphis Company, c/o First Tennessee Bank Trust Division. Includes 3,526 shares earned pursuant to the 2000 Directors' Plan.
(11)  Includes 2,073 shares earned pursuant to the 2000 Directors' Plan.

 (12) Includes 48,000 shares held by Mr. Scott as custodian for his children and 6,017 shares earned pursuant to the 2000 Directors' Plan.
(13) Includes 10,572 shares owned by Mr. Singletary's wife, 20,000 shares held in Mr. Singletary's wife's individual retirement account, 400 shares held by Mr. Singletary as custodian for his children, and 10,698 shares earned pursuant to the 2000 Directors' Plan. Mr. Singletary's address is 102 Chukkars Drive, Thomasville, Georgia 31792.
(14) Includes 79,508 shares earned pursuant to the 2000 Directors' Plan and 8,942 shares awarded pursuant to the Bonus Plan.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and persons who own more than 10% of the outstanding common stock of the Company to file with the Securities and Exchange Commission reports of changes in ownership of the common stock of the Company held by such persons. Officers, directors and greater than 10% shareholders are also required to furnish the Company with copies of all forms they file under this regulation. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and representations that no other reports were required, during the year ended December 31, 2005, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% shareholders were complied with.


                                  OTHER MATTERS

ANNUAL REPORT TO SHAREHOLDERS AND REPORT ON FORM 10-KSB

      Additional information concerning the Company, including financial statements, is provided in the Company's 2005 Annual Report to Shareholders that accompanies this proxy statement. The Company's Annual Report on Form 10-KSB for the year ended December 31, 2005, as filed with the Securities and Exchange Commission, is available to shareholders who make a written request therefore to Ms. Hollie Lloyd, Chief Financial Officer, at the offices of the Company, 301 North Broad Street, Thomasville, Georgia 31792. Copies of exhibits filed with that report or referenced therein will be furnished to shareholders of record upon request and payment of the Company's expenses in furnishing such documents.

OTHER BUSINESS

      The Board of Directors knows of no other matters to be brought before the 2006 Annual Meeting. However, if other matters should come before the Annual Meeting it is the intention of the persons named in the enclosed form of proxy to vote the proxy in accordance with their judgment of what is in the best interest of the Company.

                                    APPENDIX A
                                    ----------




                            THOMASVILLE BANCSHARES, INC.
                             2006 STOCK INCENTIVE PLAN

                            THOMASVILLE BANCSHARES, INC.
                             2006 STOCK INCENTIVE PLAN

                                    ARTICLE 1
                                     GENERAL

      1.1 PURPOSE. The Thomasville Bancshares, Inc. 2006 Stock Incentive Plan (the "Plan") has been established by Thomasville Bancshares, Inc., a Georgia corporation (the "Company") to (a) attract and retain high caliber employees and directors; (b) motivate Participants, by means of appropriate incentives, to achieve long-range goals; (c) provide incentive compensation opportunities that are competitive with those of other similar companies; and (d) further align Participants' interests with those of the Company's other shareholders through compensation that is based on the Company's common stock; and thereby promote the long-term financial interest of the Company and its affiliates, including the growth in value of the Company's equity and enhancement of long-term shareholder return.

      1.2 PARTICIPATION. Subject to the terms and conditions of the Plan, the Committee shall determine and designate, from time to time, from among the Eligible Persons, those persons who will be granted one or more Awards under the Plan, and thereby become Participants in the Plan. In the discretion of the Committee, a Participant may be granted any Award permitted under the provisions of the Plan, and more than one Award may be granted to a Participant. Awards may be granted as alternatives to or replacement of Awards outstanding under the Plan or any other plan or arrangement of the Company or a Related Company (including a plan or arrangement of a business or entity, all or a portion of which is acquired by the Company or a Related Company).

      1.3 DEFINITIONS. For purposes of the Plan, the terms listed below shall be defined as follows:

      (a) AWARD shall mean any Option granted to any Participant under the Plan.

      (b) AWARD AGREEMENT shall mean an agreement entered into by the Company and the applicable Participant, setting forth the terms and provisions applicable to the Award.

      (c)   BOARD shall mean the Board of Directors of the Company.

      (d)   CHANGE IN CONTROL shall mean the happening of any of the following:

            (i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either (a) the then-outstanding shares of Stock of the Company (the "Outstanding Company Stock") or (b) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (1), the following acquisitions shall not constitute a Change of
                  Control: (x) any acquisition by the Company, (y) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or, (z) any acquisition by any corporation pursuant to a transaction which complies with clauses (a), (b) and (c) of subsection (iii) of this Section 1.3(d)(i); or

            (ii) The individuals who, as of the date this Plan is approved by the Board, are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least a majority of the Board; provided, however, that, if the election, or nomination for election by the Company's stockholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Plan, be considered and defined as a member of the Incumbent Board; and provided further, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest"), including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

            (iii) Consummation by the Company of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets of another corporation (a "Business Combination"), in each case, unless, following such Business Combination, (a) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 25% of, respectively, the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Stock and Outstanding Company Voting Securities, as the case may be, (b) no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 25% or more of, respectively, the then-outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination, and (c) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

            (iv) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

      (e)   CODE means the Internal Revenue Code of 1986.

      (f)   COMMITTEE shall have the meaning set forth in Section 2.1.

      (g) DISABILITY shall mean total and permanent disability as provided in the long-term disability plan or policy maintained or, if applicable, most recently maintained, by the Company or its affiliates for the Participant. If no long-term disability plan or policy was ever maintained on behalf of the Participant or, if the determination of Disability relates to an Incentive Stock Option, Disability shall mean the condition described in Code Section 22(e)(3). In the event of a dispute, the determination of Disability shall be made by the Board and shall be supported by advice of a physician competent in the area to which such Disability relates.

      (h)   EFFECTIVE DATE shall have the meaning set forth in Section 4.1.

      (i) ELIGIBLE PERSON shall mean any employee or director of the Company or its affiliates.

      (j)   EXCHANGE ACT shall mean the Securities Exchange Act of 1934.

      (k) EXERCISE PRICE shall mean the exercise price per share of Stock as determined under Article 3.

      (l)   FAIR MARKET VALUE shall mean:

            (i) If the Stock is actively traded on any national securities exchange or any NASDAQ quotation or market system, the closing price at which sales of Stock shall have been sold on the most recent trading date immediately prior to the date of determination, as reported by any such exchange or system selected by the Committee on which the shares of Stock are then traded; or

            (ii) If the shares of Stock are not actively traded on any such exchange or system, the arithmetic mean of the bid and asked prices for the shares of Stock on the most recent trading date within a reasonable period prior to the determination date as determined by the Committee and reported by such exchange or system; or

            (iii) If there are no bid and asked prices within a reasonable period or if the shares of Stock are not traded on any exchange or system as of the determination date, the fair market value of a share of Stock as determined by the Committee in a consistent manner and taking into account such facts and circumstances deemed by the Committee to be material to the value of the Stock in the hands of the Participant; provided that, for purposes of granting Awards other than Incentive Stock Options, Fair Market Value of a share of Stock may be determined by the Committee by reference to the average market value determined over a period certain or as of specified dates, to a tender offer price for the shares of Stock (if settlement of an award is triggered by such an event) or to any other reasonable measure of fair market value, provided any such method is consistently applied.

                  Notwithstanding the above, Fair Market Value of a share of Stock shall be determined in accordance with all applicable laws, including in the case of Incentive Stock Options the valuation principles described in Code Section 422.

      (m)   INCENTIVE STOCK OPTION or ISO shall have the meaning set forth in
            Section 3.1.

      (n)   NON-QUALIFIED STOCK OPTION shall have the meaning set forth in
            Section 3.1.

      (o)   OPTION shall have the meaning set forth in Section 3.1.

      (p) PARTICIPANT shall mean an Eligible Person who has been selected by the Committee, in accordance with the powers granted to it under
            Section 2.2, to participate in the Plan and has an Award currently outstanding under the Plan.

      (q) RELATED COMPANY shall mean any company during any period in which it is a "parent corporation" (as that term is defined in Code Section 424(e)) with respect to the Company or a "subsidiary corporation" (as that term is defined in Code Section 424(f)) with respect to the Company.

      (r) STOCK shall mean shares of $1.00 par value voting common stock of the Company.

      (s) TEN PERCENT SHAREHOLDER shall mean a person who owns (after taking into account the attribution rules of Code Section 424(d)) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or a Related Company.

      (t) TERMINATION OF SERVICE shall mean the termination of the Participant's service relationship, whether employment or otherwise, with the Company and its affiliates, regardless of the fact that severance or similar payments are made to the Participant for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability or retirement. The Committee shall, in its absolute discretion, but in compliance with applicable law, determine all matters and questions relating to Termination of Service, including, but not by way of limitation, the question of whether a leave of absence constitutes a Termination of Service.


                                   ARTICLE 2
                                   COMMITTEE

      2.1 ADMINISTRATION. The authority to control and manage the operation and administration of the Plan shall be vested in a committee (the "Committee") selected by the Board. The Committee shall consist of at least two members of the Board and, during those periods that the Company is subject to the provisions of Section 16 of the Exchange Act, the Board shall consider the advisability of whether each such appointee shall qualify as a "non-employee director," as that term is defined in Rule 16b-3 as then in effect under the Exchange Act, and, during those periods that the Company has issued equity securities required to be registered under Section 12 of the Exchange Act, the Board shall consider the advisability of whether each such appointee shall separately qualify as an "outside director," within the meaning of Code Section 162(m). Each member of the Committee shall serve at the discretion of the Board and the Board may from time to time remove members or add members to the Committee. Vacancies on the Committee shall be filled by the Board. If the Board chooses not to or fails to select the committee as provided above, the Board shall serve as the Committee.

      2.2 The Committee shall select one of its members as Chairman and shall hold meetings at the times and in the places as it may deem advisable. Acts approved by a majority of the Committee in a meeting at which a quorum is present, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee.

      2.3 POWERS OF COMMITTEE. Except as limited by applicable law or by the Articles of Incorporation or Bylaws of the Company, and subject to the provisions of the Plan, the Committee shall have full power to select persons who shall participate in the Plan; determine the sizes and types of Awards; determine the terms and conditions of Awards in a manner consistent with the Plan; construe and interpret the Plan and any Award Agreement or other instrument entered into under the Plan; establish, amend, or waive rules and regulations for the Plan's administration; and (subject to the provisions of Articles 4 and 5) amend the terms and conditions of any outstanding Award. Further, the Committee shall make all other determinations and interpretations which may be necessary or advisable for the administration of the Plan. The Committee's determinations under the Plan need not be uniform and may be made by it selectively among Eligible Persons and Participants (whether or not such individuals are similarly situated). As permitted by law, the Committee may delegate, from time to time, its authority with respect to the Plan, administration of the Plan and the making of Awards, to one or more persons, including the authority described above.

      2.4 ACTION. If a member of the Committee is a Participant, he or she shall not participate in any decision which solely affects his or her own Awards under the Plan. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders and regulations of the Board shall be final, conclusive and binding on all persons, including the Company, Related Companies, and their affiliates and shareholders; and Eligible Persons, Participants, and their estates and beneficiaries.

      2.5 COMPENSATION, INDEMNITY AND LIABILITY. The Committee shall serve as such without bond and without compensation for services hereunder. All expenses of the Plan and the Committee shall be paid by the Company. No member of the Committee shall be liable for any act or omission of any other member of the Committee, nor for any act or omission on his own part, except his or her own gross negligence or willful misconduct. The Company shall indemnify and hold harmless the Committee and each member of the Committee, if any, against any and all expenses and liabilities, including reasonable legal fees and expenses, arising out of his or her membership on the Committee, excepting only expenses and liabilities arising out of his or her own gross negligence or willful misconduct. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

      2.6 INFORMATION TO BE FURNISHED TO COMMITTEE. The Company and its affiliates shall furnish the Committee with such data and information as may be required for it to discharge its duties hereunder. The records of the Company and its affiliates as to an Eligible Person or Participant's employment or performance of services, Termination of Service, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined by the Committee to be manifestly incorrect. Participants and other persons entitled to benefits under the Plan must, as a condition to the receipt or settlement of any Award, furnish the Committee such evidence, data or information as the Committee determines is necessary to carry out the terms of the Plan.


                                 ARTICLE 3
                               STOCK OPTIONS

      3.1 OPTIONS. The grant of an option (an "Option") entitles the Participant to purchase the number of shares of Stock designated in the applicable Award Agreement at an Exercise Price established by the Committee. At the time the Option is granted, the Committee shall determine whether the Option is to be an Incentive Stock Option or Non-Qualified Stock Option, and clearly identify this status in the applicable Award Agreement. An "Incentive Stock Option" or "ISO" is an Option that is intended to qualify as, and that satisfies the requirements applicable to, an "incentive stock option" described in Code Section 422(b). A "Non-Qualified Stock Option" or "NSO" is an Option that is not intended to be, or does not qualify as, an "incentive stock option" as that term is described in Code Section 422(b).

      3.2 SPECIAL REQUIREMENTS FOR ISOS. Incentive Stock Options may only be granted to an Eligible Person who is an employee of the Company or a Related Company. To the extent that the aggregate Fair Market Value (determined at time of grant) of the shares of Stock subject to ISOs granted to a Participant under the Plan and under any other stock option plan adopted by the Company or a Related Company that first become exercisable in any calendar year exceeds $100,000, such options in excess of $100,000 shall be treated as Non-Qualified Stock Options, regardless of any contrary provision in the Plan or Award Agreement.

      3.3 EXERCISE PRICE. Subject to adjustment as provided in the Plan, the "Exercise Price" of each Option shall be established by the Committee or shall be determined by a method established by the Committee at the time the Option is granted, and shall be set forth in the applicable Award Agreement. Notwithstanding any provision to the contrary in this Plan or any Award Agreement, the Exercise Price shall never be less than 100% (or, in the case of an ISO granted to a Ten Percent Shareholder, 110%) of the Fair Market Value of a share of Stock as of the date on which the Option is granted.

      3.4   VESTING AND EXERCISE.

      (a) An Option shall vest and become exercisable in accordance with such terms and conditions and during such periods as specified in the applicable Award Agreement, with the Option vesting in full as of Termination of Service due to the death or Disability of the Participant ("Minimum Vesting"). Any vesting provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options granted under the Plan, and may reflect distinctions based on the reasons for Termination of Service.

      (b) Upon a Participant's Termination of Service, the portion of the Option which has not vested and become exercisable pursuant to
            Section 3.4(a) above as of such termination date shall be forfeited and the shares returned to the Company and the vested portion of the Option shall remain exercisable for three (3) months following a Termination of Service due to reasons other than death or Disability or for one (1) year following a Termination of Service due to death or Disability. For purposes of this Section, Termination of Service shall not be deemed to have occurred if the Participant is employed by another corporation (or a parent or subsidiary corporation of such other corporation) which has assumed the Incentive Stock Option in a transaction to which Code Section 424(a) is applicable.

      (c) Except as provided herein, the Committee may not accelerate the vesting and/or exercise provisions with respect to any Option at any time.

      (d) Notwithstanding any contrary provision in the Plan or the applicable Award Agreement, in no event shall the exercise period of an ISO extend beyond the deadlines set forth in Subsection 3.4(b) above or expire more than ten (10) (or, in the case of a Ten Percent Shareholder, five (5)) years after the date such ISO is granted.

      3.5 PAYMENT OF OPTION EXERCISE PRICE. The full Exercise Price for shares of Stock purchased upon the exercise of any Option shall be paid at the time of such exercise (except that, in the case of an exercise arrangement approved by the Committee and described in the applicable Award Agreement, payment may be made as soon as practicable after the exercise). The payment of the Exercise Price shall be made in cash or in any other form or manner authorized by the Committee from time to time and to the extent allowed under applicable law.

      3.6 SETTLEMENT OF AWARD. Shares of Stock shall be distributed to the Participant at the time that the Option becomes exercisable and full payment of the Exercise Price has been received by the Company in the manner provided in
Section 3.5. Any shares distributed under the Plan shall be subject to such conditions, restrictions and contingencies as the Committee may establish in accordance with applicable law. At the time any Incentive Stock Option is exercised, the Committee shall be entitled to place a legend on the certificates representing the shares of Stock purchased pursuant to the Option to clearly identify them as shares of Stock purchased upon exercise of an Incentive Stock Option.


                                 ARTICLE 4
                       OPERATION AND ADMINISTRATION

      4.1 EFFECTIVE DATE. The Plan shall be effective as of November 8, 2006 (the "Effective Date"); provided, however, that, to the extent that Awards are made under the Plan prior to its approval by shareholders, they shall be contingent on approval of the Plan by the shareholders of the Company; and provided further that no Option issued under the Plan shall constitute an ISO unless the Plan is approved by the shareholders of the Company within twelve
(12) months of the adoption of the Plan by the Board and no Options may be exercised prior to such shareholder approval if such Option is intended to be an ISO. The Plan shall be unlimited in duration and, in the event of Plan termination, shall remain in effect as long as any Awards under it are outstanding; provided, however, that, to the extent required by the Code, no Incentive Stock Options may be granted under the Plan on a date that is more than ten (10) years from the date the Plan is adopted or, if earlier, the date the Plan is approved by shareholders.

      4.2 SHARES SUBJECT TO PLAN. The maximum number of shares issuable under the Plan shall be as set forth below:

      (a) Subject to adjustment as set forth in this Section 4.2, the maximum number shares of Stock available for issuance under the Plan as of the Effective Date shall be 120,000 shares of Stock. The Stock issuable under the Plan shall be shares of authorized but unissued or reacquired Stock, including shares repurchased by the Company as treasury shares. Any fractional shares of Stock shall be forfeited and shall not be issued under the Plan.

      (b) Any shares of Stock granted under the Plan that are forfeited or cancelled because of the failure to meet an Award contingency or condition shall again be available for delivery pursuant to new Awards granted under the Plan.

      (c) In the event of a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares) without the Company's receipt of consideration, the Committee may make such adjustments to Awards as it deems necessary to facilitate the transaction or to preserve the benefits or potential benefits of the Awards. Action by the Committee may include adjustment of: (i) the number and kind of securities which may be delivered under the Plan, but only if and to the extent that such adjustment may be effected without requiring shareholder approval of the Plan, as so adjusted, in order for Options issued after the adjustment to be eligible for qualification as incentive stock options under Code Section 422; (ii) the number and kind of securities subject to outstanding Awards; (iii) the Exercise Price of outstanding Options; and (iv) any other adjustments that the Committee determines to be equitable, including, without limitation, substitution of the securities of any other person for the securities of the Company. The conversion of any convertible securities of the Company shall not be treated as a transaction "without the Company's receipt of consideration." Any adjustments made by the Committee pursuant to this Section 4.2(c) must comply with the requirements of Code Section 409A and Code Section 424, to the extent applicable.

      (d) The Committee may, at any time or from time to time, authorize the Company, with the consent of the respective affected Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Committee may at any time (including in anticipation of an event described in Subsection 4.2(c) whereby Awards are to be substituted, assumed, or replaced by a successor company), upon twenty (20) days prior written notice, buy from a Participant an Award previously granted with payment in cash, Stock or other consideration, based on such terms and conditions as the Committee and the Participant shall agree; provided, however, notwithstanding the foregoing, the Committee shall have the right and authority without Participant approval to buy from the Participant all unexercised Awards for the total Fair Market Value of such Awards, determined by multiplying the number of then vested and exercisable shares under the Option times the positive difference between the Fair Market Value of a share and the Exercise Price provided in the Award Agreement. In no event may the Committee take any of the actions described in this Subsection 4.2(d), unless such action complies with applicable law.

      (e) Subject to the overall limitation on the number of shares of Stock that may be delivered under the Plan, the Committee may use available shares of Stock as the form of payment for compensation, grants or rights earned or due under any other compensation plans or arrangements of the Company or its affiliates, including the plans and arrangements of the Company or its affiliates acquiring another entity (or an interest in another entity), and any such use shall reduce on a share-for-share basis the number of shares available for issuance under the Plan.

      4.3 TAX WITHHOLDING. The Company and/or its affiliates shall have the power and the right to deduct or withhold from amounts or property due hereunder or any other monies or property of the Participant held or payable by the Company or such affiliate, or require a Participant (or his or her estate or beneficiary) to remit to the Company or such affiliate, an amount sufficient to satisfy Federal, state, local, and any other applicable taxes (including any foreign taxes and the Participant's FICA obligation) required by law to be withheld with respect to any taxable event arising as a result of this Plan.

      4.4 PAYMENTS AND PAYMENT SHARES. Awards may be settled through cash payments, the delivery of shares of Stock, the granting of replacement Awards, or any such combination thereof as the Committee shall determine. Any Award settlement may be subject to such conditions, restrictions and contingencies as the Committee shall determine.

      4.5 LEGENDS. Each Award Agreement and each certificate representing Stock or other securities granted pursuant to the Plan (including securities issuable pursuant to the terms of derivative securities) may bear a restrictive legend as the Company deems necessary or advisable under applicable law, including federal and state securities laws.

      4.6 NON-ALIENATION OF BENEFITS. Prior to becoming vested and exercisable, an Award shall not be transferable or assignable except by will or by the laws of descent and distribution and shall be exercisable, during the Participant's lifetime, only by the Participant (or, in the event of the Disability of the Participant, by the legal representative of the Participant). Any attempt to transfer or assign an Award in contravention of this Section shall be void. No Award shall, prior to receipt by the Participant and release of all restrictions or conditions thereon, be in any manner liable for or subject to the debts, contracts, liabilities, engagements or torts of the Participant.

      4.7 BENEFICIARY DESIGNATION. Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Company during the Participant's lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

      4.8 AGREEMENT WITH COMPANY. At the time of an Award to a Participant, the Committee shall require a Participant to enter into an agreement with the Company (the "Award Agreement") in a form specified by the Committee, agreeing to the terms and conditions of the Plan, the Award and to such additional terms and conditions, not inconsistent with the Plan, as the Committee may, in its sole discretion, prescribe.

      4.9 LIMITATION OF IMPLIED RIGHTS. A Participant shall have only a contractual right to the fully vested shares of Stock, if any, or amounts, if any, issuable or payable to such Participant under the Plan, unsecured by any assets of the Company or its affiliates. Nothing contained in the Plan shall constitute a guarantee that the assets of such companies shall be sufficient to pay any benefits to any person. Nothing in the Plan shall interfere with or limit in any way the right of the Company or any of its affiliates to terminate a Participant's service at any time, nor confer upon a Participant any right to continue in the service of the Company or any of its affiliates. For purposes of the Plan, a transfer of a Participant's employment or service relationship between the Company and its affiliates, or among such affiliates, shall not be deemed to be a Termination of Service. Upon such a transfer, the Committee may make such adjustment to outstanding Awards as it deems appropriate to reflect the changed reporting relationships. Participation by any person shall be determined by the Committee and no person shall otherwise have the right to be selected to receive an Award, or, having been so selected, to be selected to receive a future Award.

      4.10 FINANCIAL STATUS OF THE COMPANY. In the event the Company's capital falls below the minimum requirements (as determined by its state or primary federal regulator) and the Company's primary federal regulator so directs, any Options which remain unexercised shall be exercised or forfeited as directed by the primary federal regulator. In the event of the complete liquidation or dissolution of the Company, any Options which remain unexercised shall be deemed immediately and automatically canceled without any action on the part of the Company and without regard to or limitation by any other provision of the Plan.

      4.11 AFFILIATE OBLIGATIONS. Each affiliate of the Company shall be liable for payment of cash due under the Plan with respect to any Participant to the extent that such benefits are attributable to the services rendered for that affiliate by the Participant. Any disputes relating to liability of an affiliate for cash payments shall be resolved by the Committee.


                                  ARTICLE 5
                          AMENDMENT AND TERMINATION

      The Board may at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part; provided, however, that no amendment which requires shareholder approval in order for the Plan to continue to comply with Rule 16b-3 under the Exchange Act or any other applicable law shall be effective unless such amendment shall be approved by the requisite vote of shareholders of the Company entitled to vote thereon. In addition, the Committee shall have the authority to cancel outstanding awards and issue substitute awards in replacement thereof. Notwithstanding the above, except as provided in Section 4.10 above, no termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award or otherwise be contrary to the Company's or any of its affiliates' obligations under any employment or severance benefits agreement with the applicable Participant.

                                   ARTICLE 6
                     RULES OF CONSTRUCTION AND MISCELLANEOUS

      6.1 RULES OF CONSTRUCTION. For all purposes of this Plan, except as otherwise expressly provided:

      (a) all accounting terms not otherwise defined herein have the meanings ascribed thereto under U.S. generally accepted accounting principles,

      (b) all references in this Plan to designated "Articles," "Sections" and other subdivisions are to the designated Articles, Sections and other subdivisions of the body of this Plan, with the exception of those references identifying Code sections,

      (c) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Plan as a whole and not to any particular Article, Section or other subdivision,

      (d) whenever the words "include," "includes" or "including" are used in this Plan, they shall be deemed to be followed by the words "without limitation,"

      (e) a reference to any legislation or to any provision of any legislation shall include such legislation, as amended through the date hereof, and all subsequent amendments or modification thereto or re-enactment thereof, any legislative provision substituted therefor and all regulations and statutory instruments issued thereunder or pursuant thereto, and

      (f) any masculine term also shall include the feminine; the plural shall include the singular; and the singular shall include the plural.

      6.2 COMPLIANCE WITH LAWS. All Incentive Stock Options to be granted under the Plan are intended to comply with Code Section 422, and all provisions of the Plan and the applicable Award Agreement relating to an ISO shall be construed in such manner as to effectuate that intent. The Plan and all Awards granted hereunder shall comply at all times with all laws and regulations of any governmental authority which may be applicable thereto (including Code Section
409A). Any provision of the Plan or any Award Agreement notwithstanding, the Participant shall not be entitled to receive the benefits of an Award and the Company shall not be obligated to pay any benefits to a Participant, if such exercise, delivery, receipt or payment of benefits would constitute a violation by the Participant or the Company of any provision of any such law or regulation. Any reference herein to "as permitted by applicable law" and "compliance with the requirements of Code Section 409A" or words of similar import shall include the mandate that the terms of the Plan or any Award, or administration of the Plan or any Award, as the case may be, must be administered and interpreted in such a manner that no additional income tax is imposed on a Participant pursuant to Code Section 409A(1)(a). If additional guidance is issued under or modifications are made to Code Section 409A or any other law affecting the Awards issued hereunder, notwithstanding any contrary provision in Article 5, the Committee shall take such actions (including amending the Plan or any Award Agreement) as it deems necessary, in its sole discretion, to ensure continued compliance therewith.

      6.3 SECURITIES LAW COMPLIANCE. With respect to an individual who is, on the relevant date, an officer, director or ten percent (10%) beneficial owner of any class of the Company's equity securities that is registered pursuant to
Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act (an "Insider"), transactions under this Plan are intended to comply with all applicable conditions or Rule 16b-3 under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. To the extent that compensation to be received by an Insider for purposes of Code Section 162(m) as a result of vesting of any Award, when added to all other compensation subject to the $1 million limitation on deductibility of compensation (the "cap") imposed by Code Section 162(m), would cause such Insider's compensation to exceed the cap for that year, vesting on Options shall not occur to the extent, and instead any such portion of such Awards will not vest until such time that the Committee determines that the Company's tax deduction (as limited by Code Section 162(m)) is preserved.

      6.4 SEVERABILITY. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

      6.5 UNFUNDED STATUS OF PLAN. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant by the Company, nothing set forth herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Board or the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or a payment in lieu of or with respect to Awards hereunder, provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

      6.6 GOVERNING LAW. To the extent not preempted by United States Federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Georgia.

      IN WITNESS WHEREOF, the Company has caused this Plan to be executed as of this ____ day of ____________________, 2006.

                                    THOMASVILLE BANCSHARES, INC.

                                    By: _____________________________
                                    Name:
                                    Title:

                       THOMASVILLE BANCSHARES, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
        FOR USE AT THE 2006 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON
                    MAY 16, 2006 AT 5:30 P.M., LOCAL TIME.

      The undersigned hereby appoints Stephen H. Cheney and Charles H. Hodges, III, and each of them, attorneys and proxies with full power to each of substitution, to vote in the name of and as proxy for the undersigned at the Annual Meeting of Shareholders of Thomasville Bancshares, Inc. (the "Company") to be held on Tuesday, May 16, 2006 at 5:30 p.m., at the principal offices of the Company, 301 North Broad Street, Thomasville, Georgia, and at any adjournments or postponements thereof, according to the number of votes that the undersigned would be entitled to cast if personally present.

(1) A. To elect four Class II directors to serve for a term of three years and until their successors are elected and qualified:

          Charles E. Hancock, M.D., Charles H. Hodges, III, Harold L. Jackson, and Diane W. Parker

      B. To elect one Class I director to serve until the expiration of the Class I directors' term at the Company's 2008 Annual Meeting or until his successor is elected and qualified:

          Joel W. Barrett


      [ ]  FOR all nominees listed above     [ ]  WITHHOLD AUTHORITY to vote for
           (except as indicated to the            all nominees
            contrary below)


      To withhold authority to vote for any individual nominee(s), write that nominee's name(s) on the line below:

_______________________________________________________________________________


(2)   To adopt the Company's 2006 Stock Incentive Plan.

            [ ]  FOR      [ ]  AGAINST      [ ]  ABSTAIN


(3) To ratify the appointment of Francis & Co., CPAs, as independent auditors for the Company for 2006.

            [ ]  FOR      [ ]  AGAINST      [ ]  ABSTAIN


(4) To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

PROPERLY EXECUTED PROXIES WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO SUCH DIRECTIONS ARE GIVEN, SUCH PROXIES WILL BE VOTED "FOR" ALL NOMINEES REFERRED TO IN PARAGRAPH (1) AND "FOR" THE PROPOSALS REFERRED TO IN PARAGRAPHS (2) AND (3).


                              The undersigned revokes any prior proxies to vote the shares covered by this proxy.

                              __________________________________________________
                              Signature

                              __________________________________________________
                              Signature

                              Date:___________________________________, 2006
                              (When signing as attorney, executor,
                              administrator, trustee or guardian, please give title as such. If shareholder is a corporation, corporate name should be signed by an authorized officer and the corporate seal affixed. For joint accounts, each joint owner should sign.)


IF YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE CHECK THE BOX BELOW:

       [ ]  Yes, I plan to attend the Annual Meeting of Shareholders.


PLEASE SIGN, DATE AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED REPLY ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.